UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 9, 2018

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive,

Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (508) 870-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Kopin Corporation (the “Company”) was held on May 9, 2018. The following matters were acted upon:

1. ELECTION OF DIRECTORS

John C.C. Fan, James K. Brewington, David E. Brook, Andrew H. Chapman, Morton Collins, Chi Chia Hsieh, and Michael J. Landine were all elected to serve as directors of the Company until the Company’s 2019 Annual Meeting and until their successors are duly elected and qualified. The results of the election of directors are as follows:

Nominee	Votes For	Votes Withheld
John C.C. Fan	36,206,767	1,641,583
James K. Brewington	36,261,622	1,586,728
David E. Brook	36,427,067	1,421,283
Andrew H. Chapman	35,326,337	2,522,013
Morton Collins	35,356,623	2,491,727
Chi Chia Hsieh	26,928,915	10,919,435
Michael J. Landine	36,370,756	1,477,594

2. RATIFICATION OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2010 EQUITY INCENTIVE PLAN.

A proposal to ratify an amendment to the Company’s 2010 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2010 Equity Incentive Plan from 13,100,000 to 14,100,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
28,178,813	9,293,945	375,592	24,205,506

3. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.

A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
60,164,699	1,437,471	451,686	0

4. AN ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,116,080	14,313,522	2,418,748	24,205,506

As previously disclosed on a Form 8-K, as filed with the Securities and Exchange Commission on May 5, 2011, the Board has determined that the Company will hold an advisory shareholder vote on the compensation of executives every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: May 11, 2018	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)